UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2018

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2018, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of $750.0 million principal amount of EPO’s 3.50% senior notes due 2022 (the “Senior Notes VV”), $1,000.0 million principal amount of EPO’s 4.15% senior notes due 2028 (the “Senior Notes WW”) and $1,250.0 million principal amount of EPO’s 4.80% senior notes due 2049 (the “Senior Notes XX” together with the Senior Notes VV and the Senior Notes WW, the “Notes”). Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and, together with the Notes, the “Securities”).

The offering of the Securities (the “Notes Offering”) has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-211317 and 333-211317-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated October 3, 2018, relating to the Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on October 4, 2018, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 12, 2016, the “Prospectus”).

The Securities were issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (the “Original Indenture”), as amended and supplemented by (i) the Tenth Supplemental Indenture thereto, dated as of June 30, 2007, providing for EPO as successor issuer (the “Tenth Supplemental Indenture”) and (ii) the Thirty-Second Supplemental Indenture thereto, dated as of October 11, 2018 (the “Thirty-Second Supplemental Indenture” and, together with the Tenth Supplemental Indenture, the “Supplemental Indentures”).

Interest will accrue at a rate of 3.50% per annum for the Senior Notes VV, 4.15% per annum for the Senior Notes WW, and 4.80% per annum for the Senior Notes XX, in each case, from October 11, 2018. Interest on the Senior Notes VV and the Senior Notes XX is payable on February 1 and August 1 of each year, commencing February 1, 2019. Interest on the Senior Notes WW is payable on April 16 and October 16 of each year, commencing April 16, 2019. The Senior Notes VV mature on February 1, 2022, the Senior Notes WW mature on October 16, 2028, and the Senior Notes XX mature on February 1, 2049. The Notes also provide that at any time for the Senior Notes VV, prior to July 16, 2028 (three months prior to their maturity date) for the Senior Notes WW (the “Senior Notes WW Par Call Date”) and prior to August 1, 2048 (six months prior to their maturity date) for the Senior Notes XX (the “Senior Notes XX Par Call Date”), EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. In the case of the Senior Notes VV, the make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on the applicable maturity date. In the case of the Senior Notes WW and the Senior Notes XX, the make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on the Senior Notes WW Par Call Date for the Senior Notes WW or the Senior Notes XX Par Call Date for the Senior Notes XX. At any time on or after the Senior Notes WW Par Call Date for the Senior Notes WW or the Senior Notes XX Par Call Date for the Senior Notes XX, EPO may redeem some or all of such Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities, the Original Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on October 5, 2018. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; and the Thirty-Second Supplemental Indenture, which is filed as Exhibit 4.3 hereto, each of which are incorporated by reference herein.

Item 8.01 Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Second Supplemental Indenture, dated as of October 11, 2018, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Form of Notes (included in Exhibit 4.3 above).

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

99.1	Description of the Notes and Description of Debt Securities (incorporated by reference to Exhibit 99.1 to Form 8-K filed October 5, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: October 11, 2018	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President - Accounting and Risk Control

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer

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